UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024 (August 21, 2024)

Allied Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-27675	33-1227173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200 - 460 Doyle Ave., Kelowna BC Canada	V1Y 0C2
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (877) 255-4337

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Chief Financial Officer

On August 21, 2024, effective August 19, 2024, the Company and Ryan Maarschalk entered into a Termination Agreement pursuant to which Mr. Maarschalk ceased to be Chief Financial Officer of the Company.

Mr. Maarschalk was provided with a copy of the disclosures contained in this Report on Form 8-K, and has been given an opportunity to review and agree to such disclosures, and have advised that he has no objections.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Corp. (Registrant)

Dated: September 12, 2024	By:	/s/ Calum Hughes
Chief Executive Officer

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